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EXHIBIT 10.10.4

AMENDMENT NUMBER THREE TO
THE EXECUTIVE MEDICAL PLAN OF
THE COCA-COLA COMPANY

        THIS AMENDMENT to the Executive Medical Plan of The Coca-Cola Company (the "Plan") is adopted by the Plan Administrator.

W I T N E S S E T H:

        WHEREAS, Section 10 of the Plan provides that the Plan Administrator may amend the Plan at any time; and

        WHEREAS, the Plan Administrator wishes to amend the Plan.

        NOW, THEREFORE, the Plan Administrator hereby amends the Plan as follows:

        Effective January 1, 2005, Section 12.4 shall be restated in its entirety as follows:

          "12.4    Establishment and Maintenance of Adequate Separation between the Company and the Plan. In accordance with the requirements of HIPAA, only the following employees/classes of employees will be given access to PHI to be disclosed:

Barbara Gilbreath Angela Green Inga Vaystikh Smith Linda Hodges	Sharon Ray Cheryl Lee Ann Cegielski Porcha Cook	Leah Thomason Miatta Wright Angela Coppola Lisa Taylor"

        IN WITNESS WHEREOF, the Plan Administrator has adopted this Amendment Number Three on the date shown below, but effective as of the date indicated above.

Plan Administrator
By:	/s/ BARBARA S. GILBREATH
Date:	12/29/2004

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AMENDMENT NUMBER THREE TO THE EXECUTIVE MEDICAL PLAN OF THE COCA-COLA COMPANY